UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT,
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (Date of Earliest Event Reported):
                          March 4, 2003 (March 3, 2003)

                             clickNsettle.com, Inc.
               (Exact Name of Registrant as Specified in Charter)

           Delaware                       0-21419                 25-2753988
(State or Other Jurisdiction            (Commission           (I.R.S. Employer
      of Incorporation)                 File Number)         Identification No.)

                             1010 Northern Boulevard
                           Great Neck, New York 11021

               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (516) 829-4343

                       Index to Current Report on Form 8-K
                            of clickNsettle.com, Inc.
                                 March 4, 2003

Item                                             Page
----                                             ----
Item 5.    Other Events                           3


           Signatures                             4

Item 5.  Other Events.

On March 3, 2003, clickNsettle.com, Inc. ("the Company") announced that the Company received a letter dated February 28, 2003 from the Nasdaq Listing Qualifications Panel stating that the Company's common stock will be delisted from The Nasdaq SmallCap Market effective with the opening of business on March 5, 2003. The Company's common stock will be immediately eligible for quotation on the OTC Bulletin Board effective with the opening of business on March 5, 2003. The Company's stock symbol is unchanged and will remain as CLIK.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.


                    clickNsettle.com, Inc.


                    By: /s/ Roy Israel

                    Name:  Roy Israel
                    Title: Chief Executive Officer and President

                    By: /s/ Patricia Giuliani-Rheaume

                    Name:  Patricia Giuliani-Rheaume
                    Title: Chief Financial Officer and Vice President


Date: March 4, 2003

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